SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 15, 2002
                                 ---------------
                            (Earliest Event Reported)



                          Total System Services, Inc.
                          -----------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                        1-10254                      58-1493818
--------------              ------------------                --------------
(State of                   (Commission File                   (IRS Employer
  Incorporation)                 Number)                       Identification
                                                                    Number)

                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                                 --------------
                         (Registrant's Telephone Number)


          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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         On April 15, 2002, Total System Services, Inc. ("Registrant") issued a press release with respect to its earnings for the quarter ended March 31, 2002.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

         The attached press release contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding TSYS' expected growth in net income for the year 2002, expected growth in new business in Europe, belief with respect to long term opportunities for TSYS, belief with respect to decision making timelines of prospective clients, and the assumptions underlying such statements, including, with respect to TSYS' expected increase in net income; TSYS' expected internal growth rate for existing portfolios; an aggressive focus on expense control and productivity improvement; the successful implementation and market acceptance of new product offerings; expected increases in the number of accounts on file; expected increases in revenues; and expected increases in revenues attributable to international clients. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in the attached press release. Many of these factors are beyond TSYS' ability to control or predict. The factors include, but are not limited to, adverse developments with respect to TSYS' sub-prime clients; lower than anticipated internal growth rates for TSYS' existing customers; TSYS' inability to control expenses and increase market share; TSYS' inability to successfully bring new products to market, including, but not limited to, stored value products, e-commerce products and other processing services; the inability of TSYS to grow its business through acquisitions; adverse developments with respect to entering into contracts with new clients and retaining current clients; TSYS' inability to increase the revenues derived from international sources; the merger of TSYS clients with entities that are not TSYS clients or the sale of portfolios by TSYS clients to entities that are not TSYS clients; TSYS' inability to anticipate and respond to technological changes, particularly with respect to e-commerce; adverse developments with respect to the successful conversion of clients; the absence of significant changes in foreign exchange spreads between the United States and the countries TSYS transacts business in, to include Mexico, United Kingdom, Japan, Canada and the European Union; adverse developments with respect to the credit card industry in general; TSYS' inability to successfully manage any impact from slowing economic conditions or consumer spending; the occurrence of catastrophic events that would impact TSYS' or its major customers' operating facilities, communications systems and technology, or that has a material negative impact on current economic conditions or levels of consumer spending; revenues generated by sub-prime lending clients being less than anticipated; successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection; and overall market conditions. Additional factors that could cause actual results to differ materially from those contemplated in the attached press release can be found in TSYS' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  ------------------------------------------------------------------

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99 - Registrant's press release, April 15, 2002.

                                       2
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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOTAL SYSTEM SERVICES, INC.
                                          ("Registrant")


Dated: April 15, 2002                     By:/s/ Kathleen Moates
       --------------------                  -----------------------------------
                                             Kathleen Moates
                                             Senior Deputy General Counsel





























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